UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 6, 2005

Guilford Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23736	52-1841960
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6611 Tributary Street, Baltimore, Maryland		21224
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410-631-6300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On April 6, 2005, Guilford Pharmaceuticals Inc. (the “Company”) hosted a webcast presentation regarding its new business strategy. A copy of the visual materials used in the presentation is attached to this Form 8-K as Exhibit 99.1 and are incorporated by reference herein. The presentation contains forward looking statements that are subject to significant risks and uncertainties. These forward looking statements include, among other things, statements of the Company’s expectations regarding market potential for its marketed products and product candidates, future revenue, cash burn and income, regulatory approval processes, and future capital raising and asset disposition activities. Actual results may differ materially from the results depicted in the forward looking statements.

      The risks and uncertainties associated with the Company’s new business strategy are additional to, and may materially differ from, the risks and uncertainties associated with the Company’s prior business strategy. In addition to the risk factors included in the Company’s Form 10-K for the year ended December 31, 2004 (the “2004 10-K”), investors should carefully consider the following risk factors set forth below related to the Company’s new strategy.

We may not be successful in our attempts to minimize our ongoing expenses related to Aggrastat® Injection or to implement an exit strategy from this product.

      Our attempts to minimize our ongoing expenses related to Aggrastat and to devise and implement an exit strategy from the product are contingent upon a number of factors, including our ability to appropriately manage the process of reducing product development expenses, find and engage qualified purchasers, licensees or partners for the product and minimize the time that it takes us to do so. Our success, if any, will also depend on the consideration that we are able to receive for Aggrastat. If we do not find and engage qualified purchasers, licensees or partners who are willing to provide the consideration that we determine is reasonable or appropriate, or if it takes a significantly longer amount of time and resources than we presently anticipate to accomplish these objectives, we may not be able to minimize our ongoing expenses related to Aggrastat or be able to implement an exit strategy from the product.

      Additionally, our ability to accomplish any of our objectives regarding Aggrastat will depend on our success in reaching a mutually acceptable arrangement with Paul Royalty Fund and its affiliated entities (collectively, PRF) regarding our revenue interest agreement with PRF. The revenue interest agreement is secured by, among other things, the revenues from Aggrastat and the intellectual property related to Aggrastat. Implementing a viable exit strategy for Aggrastat will require such an arrangement. If we are not able to reach this arrangement, then we may not be able to successfully minimize our expenses related to this product, which expenses include payments owed to PRF.

Our ability to realize significant value from our early stage “pipeline” is dependent upon successful collaboration with external parties.

      We expect to create value from our early stage pipeline through licensing, corporate partnerships, sales or other similar transactions. Any such transaction will be dependent upon the cooperation of a third party. If we are not successful reaching reasonable or appropriate agreements with such third parties related to these technologies, we may not be able to create significant value from them. Early stage research projects often fail to achieve commercial success due to factors such as unsatisfactory pre-clinical and clinical testing results, regulatory approval requirements, market acceptance, and reimbursement limitations. Additionally, in the absence of support from third parties, we may not be able to continue to fund the research and development of these early stage pipeline technologies. As a consequence, these technologies may never provide value to our shareholders.

Timely regulatory approval(s) to market Aquavan® Injection, without the requirement for monitored anesthesia care, will directly affect whether we achieve our financial goals.

      It is essential to the success of our new business strategy that we receive approval from the Food and Drug Administration (FDA) to market Aquavan so that we may launch our sales of the product during the last calendar quarter of 2007. If this approval is significantly delayed, we may not achieve our financial goals, which include goals related to revenues, total expenses, losses and profits. Additionally, if the FDA’s approval of Aquavan limits or prohibits our ability to market the administration of the product without an anesthesiologist, a nurse anesthetist or similar medical professional, we do not expect to achieve our financial goals.

Our ability to significantly increase revenues of Gliadel® Wafer will directly affect whether we achieve our financial goals.

      In order to achieve our financial goals, we must substantially increase sales of Gliadel over the next three-to-five years. Our ability to increase these sales will be primarily based upon our ability to attain greater market penetration than we currently have. We expect to attain greater market penetration through, among other things, increasing the amount of time and effort that our sales force devotes to Gliadel, increasing the sales success of that sales force and increasing our marketing resources; however, if we fail to do so then we may not be able to increase our sales of the product. Even if we are able increase our sales and marketing efforts, such increases may not result in increased sales of Gliadel.

Our ability to achieve strong revenue growth for Gliadel and Aquavan may depend to a large extent on the results of additional clinical trials that we may conduct.

      We may conduct additional clinical trials with Gliadel to provide physicians with added clinical data and/or to expand Gliadel’s labeled indications. There is no assurance that such clinical trials, if any, will be successful, or if successful, will persuade physicians to use the product with more frequency or convince the FDA that an additional indication is warranted. Also, if one or more additional clinical trials are not successful, sales of the product in its current markets could be adversely affected and could significantly adversely affect our ability to achieve our financial goals.

      Additionally, our ability to continue to increase the size of the market for Aquavan will depend upon our success in expanding the approved indications for the product to include additional types of procedural sedation settings. We will likely need to conduct additional clinical trials to do so, and such trials may not be successful or may not, in the determination of the FDA, warrant an expanded indication for Aquavan. In such cases, sales of Aquavan may never meet our expectations and we would not be able to achieve our financial goals.

Our financial projections are inherently speculative and should not be relied upon as a prediction of our actual future performance.

      In our presentation and in other forums, we have made or will make projections of our future financial performance. For instance, in the presentation we offer projections of future product sales, expenses, cash burn, and income. These projections are inherently speculative and should not be relied upon as predictions of actual future performance. Factors described in this Report and in our Risk Factors set forth in our 2004 10-K, as well as risks and events we may not foresee will cause our actual results to differ from these projections, and these differences may be material. We have no duty to update these projections; therefore you should not rely upon them in making any investment decision now or in the future with regard to our securities.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 - Presentation slides from corporate strategy presentation on Wednesday, April 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guilford Pharmaceuticals Inc.

April 6, 2005	By:	Asher M. Rubin

Name: Asher M. Rubin
Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Presentation slides from corporate strategy presentation on Wednesday, April 6, 2005.